Exhibit 99.3

     (b)  PRO FORMA FINANCIAL INFORMATION

          (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000.
          (2)  Notes to Unaudited Pro Forma Condensed Consolidated
               Balance Sheet
          (3)  Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the Year Ended December 31, 1999.
          (4)  Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the Six Months Ended June 30, 2000.
          (5) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations











                  ANSYS, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the acquisition of all the outstanding common stock of Pacific Marketing and Consulting, Inc. and Subsidiaries ("PMAC") by ANSYS, Inc. (the "Company"). These pro forma financial statements do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had ANSYS, Inc. and PMAC been a consolidated company during the specified periods.

The acquisition of PMAC was accounted for using the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair values. The purchase allocations were made based upon valuations and other studies that have not been completed but are not expected to differ significantly from those presented herein.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company which were previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000, which are hereby incorporated by reference, and the consolidated financial statements of PMAC for the year ended October 31, 1999 and for the six months ended April 30, 2000 (unaudited), included elsewhere in this Form 8-K/A.

The unaudited pro forma condensed consolidated balance sheet was prepared as if the acquisition had occurred on June 30, 2000, combining the Company's financial information as of June 30, 2000 and the PMAC financial information as of April 30, 2000. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 were prepared as if the acquisition had occurred on January 1, 1999. To prepare the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999, the Company's statement of operations for the year ended December 31, 1999 has been combined with the PMAC statement of operations for the fiscal year ended
October 31, 1999.   To prepare the unaudited pro forma condensed
consolidated statement of operations for the six months ended June 30, 2000, the Company's statement of operations for the six months ended June 30, 2000 was combined with the PMAC statement of operations for the six months ended April 30, 2000.









                      ANSYS, INC. AND SUBSIDIARIES

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (in 000's)

                              June 30, 2000



                                                     Pro Forma         ANSYS,
                              ANSYS,       PMAC     Adjustments       Inc. Pro
                               Inc.                                    Forma
    ASSETS                   ---------    ------    -----------       --------
Current assets:
Cash and short-term
 investments                 $  58,579     $  913     $ (7,942)  (2)  $ 51,550
Accounts receivable, less
 allowance for doubtful
 accounts                        9,510      1,499                       11,009
Other current assets             3,128        181                        3,309
Deferred income taxes              477          -                          477
                             ---------     ------   -----------       --------
     Total current assets       71,694      2,593       (7,942)         66,345
Long-term investment               375          -                          375
Property and equipment,net       4,390        558                        4,948
Capitalized software
 costs,net                         501          8                          509
Goodwill, net                      463          -         4,972  (3)    10,526
                                                          3,027  (5)
                                                          2,064  (6)
Other intangibles, net           1,464      3,027         8,242  (3)     9,706
                                                        (3,027)  (5)
Deferred income taxes            6,456        443       (2,064)  (6)     4,835
                             ---------     ------   -----------       --------
          Total assets       $  85,343     $6,629    $    5,272       $ 97,244
                             =========     ======   ===========       ========


      LIABILITIES AND
   STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable             $      89     $  174                     $    263
Accrued bonuses                  1,559          -                        1,559
Other accrued expenses and
 liabilities                     4,062      1,386                        5,448
Deferred income taxes                -        316                          316
Lines of credit                      -        175                          175
Customer prepayments               131          -                          131
Deferred revenue                13,819        664                       14,483
Current portion of
 long-term debt                      -      2,573                        2,573
                             ---------     ------   -----------       --------
  Total current liabilities     19,660      5,288                       24,948

Minority interest                    -         75                           75

Total stockholders' equity      65,683      1,266   $    (1,266) (1)    72,221
                                                          6,538  (4)
                             ---------    ------     ----------       --------
Total liabilities and
 stockholders' equity        $  85,343    $6,629    $     5,272       $ 97,244
                             =========     ======   ===========       ========

                           See accompanying notes











                    ANSYS, INC. AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (in 000's)

                         APRIL 30, 2000

The unaudited pro forma condensed consolidated balance sheet gives effect to the following unaudited pro forma adjustments:

1. Adjustment is for the elimination of PMAC's stockholders' equity in connection with purchase accounting.

2.   Adjustment is the amount of cash paid for the purchase of PMAC.

3. Adjustments reflect management's preliminary allocation of the purchase price for PMAC of $14,480 consisting of $7,492 in in cash and $6,538 in ANSYS, Inc. common stock, in accordance with the purchase method of accounting as follows:

         Net tangible assets of PMAC               $  1,266
         Increase in other intangibles (Note 5)       8,242
         Increase in goodwill (Note 5)                7,036
         Decrease in deferred tax assets             (2,064)
                                                  ---------
                                                  $  14,480
                                                  =========
4. Adjustment is the fair value of common stock paid for the purchase of PMAC.

5. Adjustment is to eliminate PMAC's intangible assets existing as of the assumed acquisition date with offset to goodwill. Such intangible assets were separately valued as per note 3 above.

6. Adjustment is to record deferred tax liabilities associated with identifiable intangible assets acquired. The deferred tax liabilities arise from the amortization associated with these intangibles, which is not deductible for income tax purposes.











                    ANSYS, INC. AND SUBSIDIARIES

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                (in 000's, except per share amounts)

                    Year Ended December 31, 1999


                                                    Pro Forma      ANSYS, Inc.
                             ANSYS, Inc.    PMAC    Adjustment      Pro Forma
                           --------------   ------  ----------    ------------
Revenue                      $    63,139 $  6,755                  $    69,894

 Operating expenses               45,896    6,545   $    3,124 (1)      55,565
                            ------------ --------   ----------    ------------
 Operating income                 17,243      210       (3,124)         14,329

 Other income (expense)            2,626     (131)          --           2,495
                            ------------ --------   ----------    ------------
 Income before income tax
 provision                        19,869       79       (3,124)         16,824

 Income tax provision
 (benefit)                         5,118       32         (429) (2)      4,721

 Minority interest                    --       94          --               94
                            ------------ --------   ----------    ------------
 Net income                  $    14,751 $    141    $  (2,695)    $    12,197
                            ============ ========   ==========    ============

 Net income per basic common
 share:
  Basic earnings per share   $        .90                          $       .72
  Weighted average shares -
   basic                           16,366                               16,985

 Net income per diluted
 common share:
  Diluted earnings per share $        .88                           $      .70
  Weighted average shares -
   diluted                         16,689                               17,308

                    See accompanying notes








                       ANSYS, INC. AND SUBSIDIARIES

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       (in 000's, except per share amounts)

                      Six Months Ended June 30, 2000

                                                    Pro Forma     ANSYS, Inc.
                             ANSYS, Inc.   PMAC    Adjustment      Pro Form
                            ------------  ------  -----------    -----------
 Revenue                     $    16,253  $ 4,533                   $  20,786

 Operating expenses               11,464    4,541   $    1,287 (1)     17,292
                             -----------  -------   ----------      ---------
 Operating income(loss)            4,789       (8)      (1,287)         3,494

 Other income(expense)               895      (70)           --           825
                             -----------  -------   ----------      ---------
 Income(loss) before income
 tax provision                     5,684      (78)      (1,287)         4,319

 Income tax
 provision(benefit)                1,592      (46)        (119) (2)     1,427

 Minority Interest                    --       (1)          --             (1)
                             -----------  -------   ----------      ---------
 Net income(loss)            $     4,092   $  (33)   $  (1,168)     $   2,891
                             ===========  =======   ==========      =========
 Net income per basic common
 share:
   Basic earnings per share  $       .26                            $     .18
   Weighted average shares -
    basic                         15,815                               16,434

 Net income per diluted
  common share:
  Diluted earnings per share $       .25                            $     .17
   Weighted average shares -
    diluted                       16,272                               16,891


                           See accompanying notes





                       ANSYS, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                               (in 000's)

      YEAR ENDED DECEMBER 31, 1999 AND SIX MONTHS ENDED JUNE 30, 2000


The unaudited pro forma condensed consolidated statements of operations give effect to the following unaudited pro forma adjustments:


1. Adjustment to reflect the additional amortization of identifiable intangible assets of $5,215, which are being amortized over periods ranging from three to five years, and goodwill of $10,063, which is being amortized over five years.

2. Adjustment to reflect the deferred income tax benefit related to the amortization of identifiable intangible assets.